Exhibit 99.1

Velodyne Lidar Adjourns Special Meeting of Stockholders to February 3, 2023

98% of Votes in Favor of Proposed Merger; 1.3% of Outstanding Shares Required to Approve Merger

SAN JOSE, Calif. (January 26, 2023) – Velodyne Lidar, Inc. (Nasdaq: VLDR, VLDRW) today announced that the Special Meeting of Stockholders (“Special Meeting”) to approve the proposed merger with Ouster, Inc. (NYSE: OUST) and related matters was convened and adjourned without conducting any business. The Special Meeting will reconvene at 9:00 a.m. PT on February 3, 2023.

According to Velodyne bylaws, 50% of shareholders must participate to reach the required quorum for the Special Meeting. In addition, more than 50% of outstanding shares must be voted in favor of the merger to pass the proposal. At this time, shareholders representing over 48.6% of total outstanding shares have recorded their vote on the proposed merger, of which over 98% of the shares have been voted in favor. Under 3.3 million more shares of approximately 238 million total shares outstanding are needed to be voted in favor to pass the merger proposal. All stockholders of record as of the close of business on December 5, 2022 are entitled to vote and attend the Special Meeting. The reconvened Special Meeting will be held at 5521 Hellyer Avenue, San Jose, CA 95138.

The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Special Meeting. Stockholders who have not submitted their proxy for the Special Meeting, or who wish to change or revoke their proxy, are urged to do so promptly. Stockholders who have previously submitted their proxy and do not wish to change or revoke their proxy need not take any action. If you are a stockholder of record and have questions or need assistance voting your shares, please contact the Company’s proxy solicitor Kingsdale Advisors by calling toll-free at 877-659-1821 or via email at contactus@kingsdaleadvisors.com.

Velodyne Lidar urges stockholders to please vote “FOR” the Company’s proposed merger with Ouster, Inc. Further information on the proposed merger can be found in the Company’s definitive proxy statement (click here), which highlights the following benefits:

•	Accelerated lidar adoption through leveraging complementary customer bases, industry partners and distribution channels as well as reduced production costs

•	Ability to leverage the combined strengths of both companies, which is expected to result in a more robust product suite and expanded commercial reach

•	A unified team for top-tier customer support and customer success

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Strengthened financial position, including operational synergies to drive a more efficient cost structure and annualized cost savings, thus extending the cash runway – collectively, these attributes are expected to provide an improved path to profitability

Voting Information and How to Vote:

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Voting can be done quickly and easily online at www.proxyvote.com. You will be asked to enter your “control number” as indicated on the proxy card mailed to each stockholder of record. If you are a beneficial stockholder and do not have your control number, please contact your broker; if you are a registered stockholder and do not have your control number, please contact the Company’s proxy solicitation firm Kingsdale Advisors by calling toll-free at 877-659-1821 or via email at contactus@kingsdaleadvisors.com.

•	To vote by phone, please dial 1-800-690-6903 and have your control number ready, which is available on the proxy card mailed to each stockholder of record.

•	To vote by mail, please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you did not receive your proxy information, please contact Velodyne Lidar’s Investor Relations Department at investorrelations@velodyne.com for a replacement copy to be sent by mail or email. Votes must be cast by 11:59 PM Eastern Time on Thursday, February 2, 2023.

About Velodyne Lidar

Velodyne Lidar (Nasdaq: VLDR, VLDRW) ushered in a new era of autonomous technology with the invention of real-time surround view lidar sensors. Velodyne, a global leader in lidar, is known for its broad portfolio of breakthrough lidar technologies. Velodyne’s revolutionary sensor and software solutions provide flexibility, quality and performance to meet the needs of a wide range of industries, including robotics, industrial, intelligent infrastructure, autonomous vehicles and advanced driver assistance systems (ADAS). Through continuous innovation, Velodyne strives to transform lives and communities by advancing safer mobility for all.

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Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 including, without limitation, all statements other than historical fact and include, without limitation, statements regarding Velodyne’s target markets, new products, development efforts, and competition.

When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “can,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Velodyne’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the impact on our operations and financial condition from the effects of the current COVID-19 pandemic both on Velodyne’s business and those of its customers and suppliers; supply chain issues in the semiconductor market; Velodyne’s ability to execute its business plan; the timing of revenue from existing customers, including uncertainties related to the ability of Velodyne’s customers to commercialize their products and the ultimate market acceptance of these products; uncertainties related to Velodyne’s estimates of the size of the markets for its products and future revenue opportunities, including projects that are not yet signed or awarded; charges related to the vesting of the Amazon Warrant; the rate and degree of market acceptance of Velodyne Lidar’s products in a variety of industries; the success of other competing lidar and sensor-related products and services that exist or may become available; rising costs adversely affecting Velodyne’s profitability; uncertainties related to Velodyne Lidar’s current litigation and potential litigation involving Velodyne Lidar or the validity or enforceability of Velodyne’s intellectual property; the risk that the proposed merger with Ouster may be delayed or not occur at all for a variety of reasons, including the failure of either party to obtain a shareholder vote or delays in obtaining such vote, or termination of the agreement by either party under customary termination rights; disruptions to our business during the pendency of the proposed merger, including management distraction as well as the response of business partners and employees; the risk of negative publicity and litigation as a result of the proposed merger; the diversion of management time in connection with the proposed merger; customary operating covenants in the merger agreement that limit Velodyne Lidar’s ability to engage in certain actions without the consent of Ouster (which shall not be unreasonably withheld); the risk that the combined company may fail to realize the anticipated benefits and cost savings from the merger; Velodyne Lidar’s ability to partner with and rely on third party manufacturers; general economic and market conditions impacting demand for Velodyne Lidar’s products and services; and changes in applicable laws or regulations.

For more information about risks and uncertainties associated with Velodyne’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Velodyne’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. All forward-looking statements in this press release are based on information available to Velodyne as of the date hereof, Velodyne undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation

Velodyne Lidar and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the proposed merger with Ouster, Inc. Information regarding Velodyne Lidar’s directors and executive officers is contained in the definitive proxy statement, which was filed with the SEC on December 8, 2022.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Contact Information:

Investor Relations

Jordan Darrow

Darrow Associates, Inc.

InvestorRelations@velodyne.com

Media

Jane Maynard

Velodyne Lidar

PR@velodyne.com